UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4054

Oppenheimer Rochester AMT - Free New York Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2015

Item 1. Reports to Stockholders.

Annual Report	9/30/2015

Oppenheimer
Rochester®
AMT-Free
New York
Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	4.07%	-0.88%	3.16%

5-Year	4.34	3.33	4.14

10-Year	4.04	3.54	4.64

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds

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An Important Update

to the Fund Performance Discussion

Update (as of November 23, 2015): In the weeks that followed the end of this reporting period, several developments in Puerto Rico and decisions by its agencies and officials kept the Commonwealth in the spotlight.

The forbearance agreement between PREPA (Puerto Rico’s electric utility authority) and its bondholders, which has been extended repeatedly since first signed in August 2014 and was set to expire at 8 p.m. October 1, 2015, was extended on that date and several times thereafter. As of this writing, it is scheduled to expire December 10, 2015.

On September 1, 2015, when PREPA and its forbearing bondholders reached an agreement in principal on the major financial terms of the securitization transaction, the Puerto Rico Legislature was given deadline of November 20, 2015 to authorize the restructuring of PREPA. Gov. Alejandro García Padilla recommended the passage of the PREPA restructuring bill, but the Legislature’s regular session ended November 17, 2015 without an agreement on it. On November 20, 2015, the deadline was extended to December 7, 2015, and the governor has said that he will convene a special legislative session in the first week of December.

Earlier in November, three of PREPA’s four creditor groups adopted the formal debt restructuring agreement with the electric utility authority. The agreement is dependent on the approval of all four creditor groups. As of this writing, the monoline bond insurers were still negotiating with PREPA.

Before it adjourned, the Legislature passed a bill that would authorize the creation of a local fiscal adjustment board. The bill, which was amended to give the board the authority to endorse a 5-Year Fiscal Plan but does not give it as much authority as the governor wanted, was sent to the governor for signature. The governor, who had favored a local board, is expected to sign the bill, according to Victor Suarez, the governor’s chief of staff. Some bondholders and some individuals in the federal government had advocated for a federal control board.

On November 19, 2015, the government announced that it would discuss a proposed restructuring plan with the advisers of the bondholders who hold the majority of Puerto Rico’s principal issuers on the next day. The Government Development Bank of Puerto Rico (GDB) has said that its plan involves a “comprehensive single transaction to be accomplished through a voluntary exchange offer.” According to the GDB’s press release, no offer will be made at the November 20 meeting, which is closed to the public.

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Meanwhile, the market’s eyes remain focused two upcoming dates: On December 1, 2015, the Commonwealth’s financing arm, the Government Development Bank of Puerto Rico (GDB), has $354.7 million in debt-service payments due, of which $273.3 is backed by the Commonwealth’s general obligation (G.O.) guarantee, and many debt-service payments are due January 1, 2016, including PREPA and G.O. securities.

Puerto Rico officials appeared before the U.S. Senate Committee on Energy and Natural Resources on October 22, 2015. The committee, which deals with legislation related to U.S. territories, among many other areas, was focused on whether Chapter 9 bankruptcy should be an option for Puerto Rico. Both Gov. Padilla and the representatives of the U.S. Department of Treasury faced criticism from the Senate panel. The governor came under fire because his administration has not provided audited financial statements since 2013; he asserted that “it was a ‘misconception’ that Puerto Rico was withholding critical financial information,” The New York Times reported. The senators also challenged the “Super Chapter 9” rescue plan put forth by the Obama administration. The rescue plan (formally titled “A roadmap for Congressional Action”) calls for increasing federal payments to Puerto Rico to lessen the Commonwealth’s healthcare and Medicaid costs and allowing Puerto Rico residents to benefit from the earned income tax credit.

Several U.S. Congressmen have tried to garner support for legislation designed to help Puerto Rico, but support has been limited, especially among Republicans. Some New York congressmen have said they plan to amend legislation to the omnibus spending bill, which must be passed in December. Meanwhile, the Senate Judiciary Committee has set a December 1, 2015 hearing about Puerto Rico.

Some media reports in mid-October suggested that the Treasury Department was in talks with Puerto Rico about issuing a “superbond” that would be exchanged at a negotiated rate for outstanding debt. Others quickly reported the Treasury’s official statement: “The Administration has said repeatedly that it has no plans to provide a bailout to Puerto Rico, and it is inaccurate to suggest that Treasury is in talks to undertake any of Puerto Rico’s financial obligations.”

As a forbearing bondholder on PREPA, the Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

As in many previous reporting periods, Oppenheimer Rochester AMT-Free New York Municipal Fund generated high levels of tax-free income for the 12 months ended September 30, 2015. The Fund’s Class A shares provided a distribution yield of 5.32% at net asset value (NAV) at the end of this reporting period. Despite the ongoing, low-interest-rate environment and widespread price reductions in the municipal bond market, the Fund’s Class A shares delivered an annual total return at NAV of 4.07%, exceeding its benchmark, the Barclays Municipal Bond Index, by 91 basis points.

MARKET OVERVIEW

Investors waited with bated breath for the Federal Open Market Committee (FOMC) to reveal what it decided during its September 2015 meeting. Many market watchers had predicted that the FOMC would raise the Fed Funds target rate (the short-term interest rate that it controls) for the first time in 7 years, but the Fed decided otherwise. The committee’s rationale for keeping the short-term rate at its current level of zero to 0.25% included “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective, partly reflecting declines in energy and other import prices.” In a speech after the September

The average distribution yield in Lipper’s New York Municipal Debt Funds category was 3.34% at the end of this reporting period. At 5.32%, the distribution yield at NAV for this Fund’s Class A shares was 198 basis points higher than the category average.

meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal-Funds rate sometime later this year, and to continue boosting short-term

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.32%

Dividend Yield with sales charge	5.06

Standardized Yield	4.49

Taxable Equivalent Yield	8.75

Last distribution (9/22/15)	$0.049

Total distributions (10/1/14 to 9/30/15)	$0.607

Endnotes for this discussion begin on page 20 of this report

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rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed. For example, when the FOMC voted in October 2014 to end quantitative easing, its program to stimulate the economy, it said that it planned to keep the Fed Funds target rate at its current level “for a considerable time.” In December 2014, the committee said it could “be patient in beginning to normalize the stance of monetary policy,” but the word “patient” did not appear in the minutes of the February 2015 meeting. In a press conference after that meeting, Ms. Yellen cautioned that “just because we removed the word ‘patient’ doesn’t mean we will be impatient.” Fed officials also stated in February that “the committee will increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

By late April 2015, the Fed had removed all calendar-based language relating to possible rate increases, citing a “transitory” decline in output and employment during the first quarter of 2015 as well as declines in energy prices and non-energy imports, which were keeping inflation low.

And, in a speech after the May 2015 FOMC meeting, Ms. Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

The only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. On September 30, 2015, yields on high-grade municipal bonds at the lower end of the yield curve were higher than they had been a year earlier. However, prices of longer-term, high-grade munis rallied during the same period and their yields declined.

No matter what the Fed does or when, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of September 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 3.14%, down 17 basis points from September 30, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.12% on September 30, 2015, down 7 basis points from the September 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.27%, up 12 basis points from the September 2014 date.

New York State, after several years of on-time budgets, missed its budget deadline by a few hours. The $142 billion spending plan for fiscal year 2016, which was approved in the

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wee hours of April 1, 2015, capped spending growth at 2% for the fifth straight year and included billions of dollars for infrastructure enhancements. For example, the budget calls for an investment of $1.3 billion in the New York State Thruway system to keep tolls down while also supporting construction of the new Tappan Zee Bridge. In addition, $5.4 billion in bank settlement funds (from foreign banks accused of misconduct) is slated to be used for economic initiatives including a variety of capital projects. More than a quarter of the bank settlements are earmarked for Gov. Andrew Cuomo’s proposed Upstate Revitalization Initiative, through which seven regions will compete for funds that would strengthen “critical infrastructure” and support tourism efforts. Gov. Cuomo has allocated $500 million toward his goal of establishing statewide high-speed broadband access by the end of 2018.

Other capital-related items from financial settlement monies in the new budget include $400 million to support debt restructuring and capital projects for healthcare systems throughout the state; $250 million to build new Metro North train stations in the Bronx, Co-op City, Morris Park, Parkchester and Hunts Point; and $150 million for economic development and infrastructure projects on Long Island.

The new budget plan also calls for spending $1 billion to make infrastructure improvements in hospitals throughout the state including $700 million in capital funding for central and east Brooklyn. An additional $50 million is included to help municipalities repair and rehabilitate local roads and bridges affected by last winter’s storms. A maximum allowable deposit estimated at more than $300 million will be made to the state’s rainy day reserve fund.

In June 2015 the Dormitory Authority of the State of New York (DASNY) sold $1.17 billion in New York State Personal Income Tax Revenue Bonds. All bond proceeds will fund previously authorized capital projects, including the construction of State University of New York educational and mental health facilities, environmental infrastructure projects, and EXCEL grants for school construction.

In July 2015 the Rochester region won a nationwide competition as the site for an Institute for Manufacturing Innovation focusing on the field of integrated photonics, used in telecommunications and lasers. As a result, Rochester will receive $110 million in grant money from the Department of Defense, a $250 million commitment in state funding and another $250 million from private-sector partners. The project could mean thousands of jobs for the region as it brings together government, industry and academia to advance photonics research and its commercial use.

The Port Authority of New York and New Jersey completed a $400 million modernization project at JFK airport in September 2015. The project, estimated to create over 2,460 jobs, is designed to increase the runway surface’s lifespan, help reduce

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delays and improve safety. The Authority also approved a 75 year lease with a developer to transform the former TWA flight center at JFK into a new hotel with shops and conference space.

Late in this reporting period Gov. Cuomo announced a $4 billion rebuilding of the 76-year old LaGuardia airport. There will be a unified terminal, more parking spaces, 2 additional miles of flight space, and options for an air train and high speed ferry services. More than half the cost will be privately funded under a public-private partnership.

As of July 2, 2015, New York State’s general obligation (G.O.) bonds were rated Aa2 by Moody’s Investors Service and AA-plus by Standard & Poor’s and Fitch Ratings.

New York City projected a $3 billion surplus for fiscal year 2015, with higher than expected tax collections accounting for most of the surplus. Tax collections are now expected to reach $51 billion, 32% higher than before the recession. Strong job growth, tourism and a robust real estate market have driven tax revenues.

New York City’s $78.5 billion budget for fiscal year 2016 was announced by Mayor Bill de Blasio and the City Council in late June 2015. The budget includes an additional $200 million in spending for 1,300 more police officers as well as programs for veterans, the aging, emergency food assistance, public schools and libraries.

On September 13, 2015, New York City opened the first new subway station in 26 years, providing the opportunity for 6.3 million annual conference attendees to arrive at the doorstep of the once isolated Jacob Javits Convention Center. The station, at 34th Street and 11th Avenue, cost $2.4 billion. Additionally, the first phase of a new Second Avenue line expected to be finished in December 2015.

As of June 30, 2015, Fitch and Standard & Poor’s affirmed their AA ratings for New York City’s G.O. bonds and Moody’s Investors Service assigned an Aa2 rating.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free New York Municipal Fund held more than 460 securities as of September 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

Market conditions created pressure on the dividends of many fixed-income funds this reporting period. This Fund’s Class A dividend,

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The Rochester Portfolio Management Team

Dan Loughran, CFA Team Leader and Senior Portfolio Manager	Scott Cottier, CFA Senior Portfolio Manager	Troy Willis, JD, CFA Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager

Michael Camarella, CFA Senior Portfolio Manager	Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Associate Portfolio Manager

which was 5.3 cents per share at the outset of the reporting period, was reduced to 5.2 cents per share beginning with the November 2014 payout, to 5.0 cents in February 2015 and to 4.9 cents per share with the August 2015 payout. In all, the Fund distributed 60.7 cents per Class A share this reporting period.

Despite these dividend adjustments, the Fund’s Class A distribution yield at NAV was among the top 6% in Lipper’s New York Municipal Debt Funds category as of

September 30, 2015. At 5.32%, the distribution yield at NAV for this Fund’s Class A shares was 198 basis points higher than the category average, which was 3.34%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 8.75%, based on the Fund’s standardized yield as of September 30, 2015, and the current top federal and New York income tax rates. For high-income taxpayers in New York City, the amount was comparable to a taxable

9        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	René Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

10        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

investment with a yield of 9.18%. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 20.3% of the Fund’s total assets (20.5% of net assets) at the end of this reporting period. The sector was a positive contributor to the Fund’s total return.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of this sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 17.2% of the Fund’s total assets (17.4% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

During this reporting period, the government agreed to raise its sales tax rate to 11.5%, from 7.0%. By April 1, 2016, the sales tax will be replaced by a value-added tax (VAT), which is expected to lead to higher tax revenues for the Commonwealth.

News from the Commonwealth that it had once again passed a balanced budget was tempered by the sudden announcement by Governor Alejandro García Padilla in late June 2015 that Puerto Rico was not able to pay its debts. A government-commissioned study known as the Krueger Report reached a similar conclusion. Investors should note that the report is unaudited and does not compel the administration to implement the report’s recommendations.

The $9.8 billion budget for fiscal year 2016 includes approximately $1 billion to cover the Commonwealth’s G.O. debt-service obligations. Operational spending totals about $8.3 billion. The legislature also created a $275 million special fund from the Government Development Bank’s allocation to cover debt obligations and economic development. With the lowest operational

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spending level in at least 10 years, the budget reduces the operational budgets of most government agencies by 2% to 3% versus fiscal year 2015, which ended June 30, 2015. Nonprofits that provide essential social services had their budgets decreased by no more than 10%.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced on February 6, 2015, when a federal judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid.

As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt under the supervision of a Commonwealth court.

On July 6, 2015, a federal appeals court unanimously affirmed the earlier decision and on August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the federal district court ruling. In its petition, the Commonwealth argues that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act.

As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored. Our team will always stand up for bondholders’ best interests.

Separately, four Puerto Rico bond issuers had payments due on August 3, 2015. Three of these issuers made their payments on time and in full; the Puerto Rico Finance Corporation (PFC) did not.

The PFC’s bond covenant called for a $58 million payment of principal and interest on August 3. Instead, a payment of $628,000 was made to PFC bondholders, a group that includes individual Americans on the mainland and in the Commonwealth, Puerto Rican credit unions, and Oppenheimer Rochester municipal bond funds and other retail municipal bond funds, among others. Prior to August 3, prices of PFC bonds fell sharply, a signal that the market had anticipated this default; as of this update, these securities continued to trade in the teens.

As long-time investors know, net asset values (NAVs) of municipal bond funds are adjusted daily based on a third party’s pricing of all bonds in the marketplace. Thus, the NAVs of our funds, many of which have invested in the Commonwealth and its agencies and government instrumentalities, reflect all price changes. In light of the non-payment by the PFC, investors should expect volatility in the

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prices of PFC bonds and other bonds issued by the Commonwealth.

We note that two issuers of revenue-backed bonds—the Puerto Rico Sales Tax Financing Corporation (COFINA) and the Puerto Rico Municipal Finance Agency (MFA)—met their August 3, 2015 debt-service obligations on time and in full.

The COFINA bonds, which are backed by sales tax revenue, are held by several of the Oppenheimer Rochester funds, including this Fund. The MFA bonds – which are backed by ad valorem taxes that are based on the assessed value of real estate, personal property and/or the duty levied on imported items – also paid their bondholders, including Oppenheimer Rochester funds.

Also on August 3, 2015, the Government Development Bank for Puerto Rico (GDB) made loan payments to banks that totaled approximately $140 million.

The forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund, was extended several times beyond March 31, 2015, its initial expiration date. In the agreement, the bondholders have agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. PREPA made a full $415 million bond payment on July 1, 2015 and promised to reach a comprehensive restructuring plan with its creditors by September 1, 2015. PREPA’s payment was among more than $1 billion in transfers made by Puerto Rico public entities, as money came due at the start of the Commonwealth’s new fiscal year, July 1, 2015.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet requires that the new securitization bonds earn an investment-grade rating; that the deal requires high participation by all bondholders, and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process.

While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation. The Oppenheimer Rochester team has been an active participant in negotiations with Puerto

13        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Rico officials, and shareholders should be confident that we will continue to work to protect our shareholders’ best interests. As of the end of this reporting period, the forbearance agreement with bondholders was scheduled to expire at 8 p.m. October 1, 2015.

PREPA did not secure an extension from its bond insurers, a group that guarantees $2.5 billion of the utility’s debt. According to PREPA’s chief restructuring officer, negotiations with the bond insurers will continue.

After a week-long delay that officials said was caused by Hurricane Erika, the Working Group that had been charged by the governor to deliver a 5-Year Fiscal Plan by September 1, 2015, handed in its plan. Like the government-commissioned Krueger Report that preceded it, the Working Group’s plan included a lengthy roster of policy changes and austerity measures designed to resolve some of the Commonwealth’s financial difficulties.

Politicians, including some candidates for the presidency, have voiced concerns about the current circumstances in Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress or the Puerto Rico Legislature. Even if all the recommendations were implemented, the plan indicated that Puerto Rico would still face a $14 billion financing gap between 2016 and 2020. In the weeks following the release of the plan, various market analysts raised what we believe to be substantive questions about the accuracy of many of the plan’s figures.

Investors should note that the plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt service obligations created significant pressure on the prices of their securities, especially in the latter months of this reporting period. As a result, the Fund’s Puerto Rico holdings in aggregate had a negative impact on the Fund’s total return.

Our investment team’s commitment to protecting the interests of our shareholders is unwavering. Overall, we are encouraged by the government’s efforts to reduce spending and increase revenue. However, investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely.

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Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

The Fund’s holdings in municipal bonds issued by utilities represented 14.5% of total assets (14.6% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 8.3% of total assets (8.4% of net assets), water utilities with 4.2% of total assets (4.2% of net assets) and sewer utilities with 2.0% of total assets (2.0% of net assets) as of September 30, 2015. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued in New York State and Guam as well as securities issued by PREPA and PRASA. The electric and water utilities sectors each contributed positively to the

Fund’s performance this reporting period. However, the prices of PRASA securities remained pressured during this reporting period and, as a result, the sewer utilities sector detracted from Fund performance. PRASA nonetheless reported stronger-than-expected operating results for fiscal year 2015, largely based on its decisions to cut expenses and reduce debt-service obligations.

As of September 30, 2015, 13.5% of the Fund’s total assets (13.6% of net assets) were invested in the higher education sector. The investment-grade bonds we hold in this sector, some of which were issued in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. The Fund’s holdings in this sector contributed positively to Fund performance this reporting period.

As of September 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 8.1% of total assets (8.2% of net assets). Our holdings in this sector, including one bond issued in the Commonwealth of Puerto Rico, consist of securities across the credit spectrum, but most are investment grade. Bonds held in this sector contributed positively to Fund performance this reporting period.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 8.0% of total assets (8.1% of net assets) as of September 30, 2015. The Fund’s holdings in this sector,

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which included bonds issued in various New York municipalities, the Commonwealth of Puerto Rico and the Northern Mariana Islands, detracted from performance this reporting period. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds.

As of September 30, 2015 the sales tax sector represented 4.7% of the Fund’s total assets (4.7% of net assets). Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. All of the sales tax revenue bonds held by the Fund this reporting period were issued in Guam and Puerto Rico. Economic conditions in these territories were such that the sector detracted from the Fund’s total return this reporting period.

Many sectors in which the Fund maintained relatively smaller investments as of September 30, 2015, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in sectors focused on highways/commuter facilities, adult living facilities, real estate, not-for-profit organizations, student housing, education and social services, among others.

The government appropriations, municipal leases and the Special Tax sectors detracted from the Fund’s performance this reporting period. The Fund’s holdings in these sectors are relatively small and include securities issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period and contributed positively to this Fund’s performance. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

16        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

17        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco-Master Settlement Agreement	20.3%
Higher Education	13.5
Electric Utilities	8.3
Hospital/Healthcare	8.1
General Obligation	8.0
Sales Tax Revenue	4.7
Highways / Commuter Facilities	4.4
Water Utilities	4.2
Government Appropriation	3.4
Adult Living Facilities	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	5.9%	1.4%	7.3%
AA	23.8	0.0	23.8
A	11.5	0.3	11.8
BBB	15.8	6.0	21.8
BB or lower	28.7	6.6	35.3
Total	85.8%	14.2%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

18        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/15

	Without Sales Charge	With Sales Charge
Class A	5.32%	5.06%
Class B	4.59	NA
Class C	4.61	NA
Class Y	5.52	NA

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/15
Class A	4.49%
Class B	3.93
Class C	3.94
Class Y	4.95

TAXABLE EQUIVALENT YIELDS

As of 9/30/15

Class A	8.75%
Class B	7.66
Class C	7.68
Class Y	9.65

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/15

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	4.07%	4.34%	4.04%	6.64%
Class B (ONYBX)	3/1/93	3.27	3.46	3.53	4.68
Class C (ONYCX)	8/29/95	3.28	3.54	3.25	4.23
Class Y (ONYYX)	1/31/11	4.22	N/A	N/A	7.53

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/15
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPNYX)	8/16/84	-0.88%	3.33%	3.54%	6.47%
Class B (ONYBX)	3/1/93	-1.66	3.14	3.53	4.68
Class C (ONYCX)	8/29/95	2.29	3.54	3.25	4.23
Class Y (ONYYX)	1/31/11	4.22	N/A	N/A	7.53

19        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.049 for the 28-day accrual period ended September 22, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 22, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of

20        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

$0.0424, $0.0425 and $0.0509, respectively, for the 28-day accrual period ended September 22, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s New York Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The calculation included 100 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and New York tax rate of 48.7% (51.1% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

21        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

22        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

23        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During 6 Months Ended September 30, 2015

Class A	$1,000.00	$1,007.10	$4.84

Class B	1,000.00	1,003.10	8.72

Class C	1,000.00	1,003.20	8.67

Class Y	1,000.00	1,007.30	3.63

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.26	4.87

Class B	1,000.00	1,016.39	8.78

Class C	1,000.00	1,016.44	8.73

Class Y	1,000.00	1,021.46	3.66

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2015 are as follows:

Class	Expense Ratios

Class A	0.96%

Class B	1.73

Class C	1.72

Class Y	0.72

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

24        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2015

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—104.6%
New York—84.2%
$125,000	Albany County, NY IDA (Wildwood Programs)	5.000%	07/01/2026	$125,156

200,000	Albany County, NY IDA (Wildwood Programs)	4.900	07/01/2021	200,586

1,000,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875	07/01/2041	1,104,620

500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	550,115

500,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375	07/01/2026	555,315

2,900,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2031	2,975,168

560,000	Albany, NY IDA (Albany Law School)[1]	5.000	07/01/2037	572,309

100,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2037	82,554

150,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2032	129,475

285,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000	04/01/2027	260,233

415,000	Albany, NY IDA (Sage Colleges)[1]	5.250	04/01/2019	412,937

3,765,000	Albany, NY IDA (Sage Colleges)[1]	5.300	04/01/2029	3,546,705

1,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.500	11/15/2027	1,102,750

1,380,000	Albany, NY IDA, Series B1	5.750	11/15/2032	1,529,054

1,365,000	Albany, NY IDA, Series D1	5.750	11/15/2027	1,512,434

3,940,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200	01/01/2040	3,986,059

8,755,000	Brookhaven, NY IDA (Dowling College)[2]	6.750	11/01/2032	7,003,300

270,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375	10/01/2041	298,768

130,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000	10/01/2031	152,036

3,615,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.250	04/01/2035	3,627,652

1,000,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000	04/01/2022	1,043,380

1,325,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.250	07/01/2023	1,328,312

1,690,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.375	07/01/2028	1,690,439

790,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.750	07/01/2033	793,800

655,000	Build NYC Resource Corp. (Institute for Community Living/Eden II School for Autistic Children Obligated Group)	5.000	07/01/2018	657,286

140,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2032	154,633

300,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750	11/01/2030	305,061

45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2037	46,673

50,000	Canandaigua & Bristol, NY GO	5.000	12/15/2038	51,847

40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2035	41,513

45,000	Canandaigua & Bristol, NY GO	5.000	12/15/2036	46,702

55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2041	56,985

60,000	Canandaigua & Bristol, NY GO	5.000	12/15/2042	62,152

25        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$50,000	Canandaigua & Bristol, NY GO	5.000%	12/15/2039	$51,837

55,000	Canandaigua & Bristol, NY GO	5.000	12/15/2040	56,996

30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2029	31,167

30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2030	31,135

25,000	Canandaigua & Bristol, NY GO	5.000	12/15/2027	26,028

30,000	Canandaigua & Bristol, NY GO	5.000	12/15/2028	31,207

35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2033	36,316

40,000	Canandaigua & Bristol, NY GO	5.000	12/15/2034	41,513

35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2031	36,309

35,000	Canandaigua & Bristol, NY GO	5.000	12/15/2032	36,316

100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2034	108,109

100,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[1]	5.000	05/01/2039	106,009

200,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000	05/01/2023	203,204

520,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.100	05/01/2031	526,224

140,000	Coeymans, NY Fire District	5.000	10/15/2026	141,617

135,000	Coeymans, NY Fire District	5.000	10/15/2025	136,647

130,000	Coeymans, NY Fire District	5.000	10/15/2024	131,629

840,000	Colonie, NY GO1	6.000	04/01/2033	931,148

1,040,000	Colonie, NY GO1	6.000	04/01/2032	1,152,850

25,000	Deerfield, NY GO	5.600	06/15/2031	25,331

25,000	Deerfield, NY GO	5.600	06/15/2032	25,331

25,000	Deerfield, NY GO	5.600	06/15/2029	25,341

25,000	Deerfield, NY GO	5.600	06/15/2030	25,334

30,000	Deerfield, NY GO	5.600	06/15/2035	30,397

35,000	Deerfield, NY GO	5.600	06/15/2036	35,463

30,000	Deerfield, NY GO	5.600	06/15/2033	30,395

30,000	Deerfield, NY GO	5.600	06/15/2034	30,399

15,000	Deerfield, NY GO	5.500	06/15/2023	15,236

15,000	Deerfield, NY GO	5.500	06/15/2024	15,239

15,000	Deerfield, NY GO	5.500	06/15/2021	15,265

15,000	Deerfield, NY GO	5.500	06/15/2022	15,249

20,000	Deerfield, NY GO	5.600	06/15/2027	20,287

20,000	Deerfield, NY GO	5.600	06/15/2028	20,281

20,000	Deerfield, NY GO	5.500	06/15/2025	20,307

20,000	Deerfield, NY GO	5.600	06/15/2026	20,292

6,135,000	Dutchess County, NY IDA (Bard College)[1]	5.000	08/01/2046	5,844,876

4,055,000	Dutchess County, NY IDA (Elant Fishkill)	5.250	01/01/2037	3,966,763

570,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	594,955

100,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750	07/01/2040	112,943

450,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750	07/01/2030	516,874

250,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.250	07/01/2025	284,890

1,230,000	East Hampton, NY Town Hsg. Authority[1]	6.500	05/01/2034	1,410,404

26        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$130,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500%	08/01/2033	$131,865

135,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250	05/01/2032	155,686

225,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250	05/01/2031	259,861

265,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250	05/01/2030	306,510

500,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875	06/01/2035	509,235

395,000	Erie County, NY IDA (Global Concepts Charter School)[1,3]	6.250	10/01/2037	412,534

1,485,000	Erie County, NY IDA (Orchard Park CCRC)	5.125	11/15/2016	1,526,996

505,000	Erie County, NY IDA (The Episcopal Church Home)	5.875	02/01/2018	506,394

950,000	Erie County, NY IDA (The Episcopal Church Home)	6.000	02/01/2028	951,539

92,000,000	Erie County, NY Tobacco Asset Securitization Corp.	9.607 [4]	06/01/2055	750,720

55,500,000	Erie County, NY Tobacco Asset Securitization Corp.	6.875 [4]	06/01/2050	1,229,880

36,435,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2038	35,139,736

110,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300	06/01/2035	110,147

60,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200	06/01/2025	60,114

815,000	Genesee County, NY IDA (United Memorial Medical Center)	5.000	12/01/2027	815,742

70,000	Hempstead Village, NY GO1	5.000	09/15/2025	71,270

70,000	Hempstead Village, NY GO1	5.000	09/15/2026	71,180

200,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2044	214,788

1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.750	07/01/2039	1,112,660

300,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2029	333,897

300,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2034	328,212

250,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1]	5.000	07/01/2039	270,212

5,600,000	Hudson Yards, NY Infrastructure Corp.[1]	5.750	02/15/2047	6,389,768

1,425,000	Islip, NY IDA (Engel Burman at Sayville)	6.500 [5]	11/01/2045	1,480,261

2,335,000	Islip, NY IDA (Engel Burman at Sayville)	6.500 [5]	11/01/2045	2,425,551

3,505,000	Islip, NY IDA (Engel Burman at Sayville)	6.500 [5]	11/01/2045	3,640,924

5,000,000	L.I., NY Power Authority[1]	6.000	05/01/2033	5,755,550

1,185,000	L.I., NY Power Authority, Series A1	5.000	09/01/2039	1,319,178

4,850,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	5,436,995

5,000,000	L.I., NY Power Authority, Series A1	6.250	04/01/2033	5,749,300

2,970,000	L.I., NY Power Authority, Series A1	5.000	09/01/2044	3,282,355

3,300,000	L.I., NY Power Authority, Series B	5.000	09/01/2029	3,687,717

415,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000	06/01/2040	458,903

1,450,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2032	1,582,472

230,000	Monroe County, NY IDA (Summit at Brighton)	5.375	07/01/2032	209,104

400,000	Monroe County, NY IDA (Summit at Brighton)	5.500	07/01/2027	379,708

27        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value

New York (Continued)

$150,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000%		01/15/2038	$165,837

500,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000		01/15/2029	560,425

350,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[1]	5.000		01/15/2028	395,734

75,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250		10/01/2031	81,206

150,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000		10/01/2026	164,554

540,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500		10/01/2041	584,345

150,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625		06/01/2026	168,910

250,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2034	279,150

285,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2044	302,473

180,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.500		06/01/2034	204,979

100,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.000		06/01/2029	111,524

10,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[1]	5.500		08/15/2040	11,612,400

4,475,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[1]	5.750		08/15/2035	5,267,701

302,900,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[4]	06/01/2061	1,087,411

1,000,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	1,003,660

4,000,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	4,010,800

185,000	Nassau County, NY IDA (ALIA-ACDS)	6.125		09/01/2018	186,177

1,555,000	Nassau County, NY IDA (ALIA-AP)	7.000		09/01/2028	1,563,381

75,000	Nassau County, NY IDA (ALIA-HAII)	6.125		09/01/2018	75,477

135,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.500		01/01/2032	135,282

1,220,557	Nassau County, NY IDA (Amsterdam at Harborside)[2]	2.000		01/01/2049	66,764

3,247,500	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2049	3,217,136

2,325,000	Nassau County, NY IDA (Hispanic Counseling Center)	7.625		06/01/2033	2,326,348

185,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	185,555

335,000	Nassau County, NY IDA, Series A-B	6.000		06/01/2021	339,040

2,000,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000		07/01/2031	2,185,220

60,000,000	Nassau County, NY Tobacco Settlement Corp.	6.763	[4]	06/01/2060	270,600

85,990,000	Nassau County, NY Tobacco Settlement Corp.	6.151	[4]	06/01/2046	2,927,959

26,655,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125		06/01/2046	22,613,302

15,330,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000		06/01/2035	13,648,759

28        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

New York (Continued)

$450,000	New Rochelle, NY Corp. Devel. (Lona College)[1]	5.000%		07/01/2034	$496,341

565,000	New Rochelle, NY Corp. Devel. (Lona College)[1]	5.000		07/01/2033	625,133

350,000	New Rochelle, NY Corp. Devel. (Lona College)[1]	5.000		07/01/2032	387,856

200,000	New Rochelle, NY Corp. Devel. (Lona College)[1]	5.000		07/01/2040	217,356

225,000	New Rochelle, NY Corp. Devel. (Lona College)[1]	5.000		07/01/2045	243,009

340,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	340,554

70,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	70,118

100,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2035	107,111

150,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2042	158,873

1,935,000	NY Counties Tobacco Trust I	6.500		06/01/2035	1,935,039

22,580,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	22,611,838

110,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	110,784

5,120,000	NY Counties Tobacco Trust III (TASC)	6.000		06/01/2043	5,120,205

850,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	775,242

5,905,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	5,285,684

11,240,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	9,942,679

84,200,000	NY Counties Tobacco Trust V	6.850	[4]	06/01/2055	906,834

276,000,000	NY Counties Tobacco Trust V	7.850	[4]	06/01/2060	1,095,720

4,910,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[1]	5.625		01/15/2046	5,522,032

20,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[6]	5.625		01/15/2046	22,493,000

1,200,000	NY MTA, Series A1	5.250		11/15/2038	1,388,664

40,000	NY MTA, Series A1	5.000		11/15/2035	41,663

900,000	NY MTA, Series B1	5.250		11/15/2039	1,031,490

4,000,000	NY MTA, Series C	5.000		11/15/2038	4,446,400

6,150,000	NY MTA, Series D	5.000		11/15/2030	7,093,348

1,000,000	NY MTA, Series D1	5.000		11/15/2034	1,130,520

5,000,000	NY MTA, Series D1	5.000		11/15/2031	5,724,300

350,000	NY MTA, Series D	5.000		11/15/2032	399,654

2,450,000	NY MTA, Series D-1	5.000		11/01/2028	2,855,499

3,000,000	NY MTA, Series E	5.000		11/15/2029	3,480,480

1,300,000	NY MTA, Series F1	5.000		11/15/2030	1,307,969

400,000	NY MTA, Series H1	5.000		11/15/2033	455,640

900,000	NY Seneca Nation Indians Capital Improvements	5.250		12/01/2016	928,791

300,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	350,067

400,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2030	472,640

800,000	NY TSASC, Inc. (TFABs)[1]	4.750		06/01/2022	803,216

41,000,000	NY TSASC, Inc. (TFABs)[1]	5.125		06/01/2042	36,352,240

20,000,000	NY Utility Debt Securitization Authority[1]	5.000		12/15/2041	22,827,800

45,000	NYC GO	6.000		05/15/2022	45,218

15,000,000	NYC GO6	5.375		04/01/2036	16,935,300

15,000	NYC GO1	5.500		11/15/2037	15,063

1,400,000	NYC GO	5.000		08/01/2031	1,613,962

750,000	NYC GO	5.000		03/01/2033	857,138

5,000,000	NYC GO	5.000		08/01/2030	5,830,200

865,000	NYC GO	5.000		10/01/2032	985,841

700,000	NYC GO1	5.000		08/01/2035	801,206

6,200,000	NYC GO1	5.000		08/01/2032	6,990,500

1,000,000	NYC GO	5.000		08/01/2030	1,156,430

29        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$11,000,000	NYC GO6	5.125%	03/01/2026	$12,351,570

20,000,000	NYC GO6	5.625	11/15/2031	22,638,585

410,000	NYC HDC (Multifamily Hsg.)[1]	5.550	11/01/2039	436,174

450,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2034	492,845

1,590,000	NYC HDC (Multifamily Hsg.)[1]	5.700	11/01/2046	1,690,186

5,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	5,009

5,000,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	5,514,850

960,000	NYC IDA (Center for Elimination of Family Violence)	7.375	11/01/2036	992,170

255,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	238,736

275,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375	08/01/2027	257,461

1,990,000	NYC IDA (Chapin School)	5.000	11/01/2038	2,012,507

150,000	NYC IDA (Comprehensive Care Management)	6.000	05/01/2026	157,175

350,000	NYC IDA (Comprehensive Care Management)	6.125	11/01/2035	350,427

1,625,000	NYC IDA (Guttmacher Institute)	5.750	12/01/2036	1,638,910

160,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	161,662

420,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	427,375

1,020,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	1,050,416

210,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	216,262

2,300,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2035	2,304,301

6,045,000	NYC IDA (Mount St. Vincent)[1]	5.250	06/01/2036	6,051,105

1,500,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2037	1,613,310

1,375,000	NYC IDA (Polytechnic University)[1]	5.250	11/01/2027	1,492,783

750,000	NYC IDA (Reece School)	7.500	12/01/2037	775,500

30,000	NYC IDA (RS/AFMAC/IACMR&DDA/HC/L&WS/YAI Obligated Group)	4.500	07/01/2021	30,011

756,500	NYC IDA (Studio School)[2]	7.000	11/01/2038	518,150

4,880,000	NYC IDA (The Child School)	7.550	06/01/2033	4,888,784

3,500,000	NYC IDA (UNICEF)	5.300	11/01/2038	3,528,350

4,600,000	NYC IDA (United Jewish Appeal-Federal Jewish Philanthropies)	5.000	07/01/2034	5,137,418

5,400,000	NYC IDA (Urban Resource Institute)	7.375	11/01/2033	5,411,988

1,200,000	NYC IDA (Yankee Stadium)[1,7]	1.010	03/01/2022	1,132,536

2,525,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	2,969,880

2,700,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	2,727,621

5,000,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2043	5,858,200

35,000,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2040	39,751,950

5,500,000	NYC Transitional Finance Authority[1]	5.000	02/01/2035	6,338,255

20,000,000	NYC Transitional Finance Authority[6]	5.000	01/15/2034	21,620,200

2,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2040	2,258,980

5,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250	07/15/2037	6,376,865

1,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2035	1,728,765

2,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2043	2,243,700

2,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	2,312,320

300,000	NYC Transitional Finance Authority (Building Aid)[1]	5.500	01/15/2039	339,906

1,395,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2034	1,603,246

1,500,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000	07/15/2036	1,723,320

30        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$1,000,000	NYC Trust for Cultural Resources (Wildlife Conservation Society)	5.000%	08/01/2033	$1,151,140

6,600,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2044	6,636,630

3,020,000	NYS DA (ALIA-PSCH)	6.175	12/01/2031	3,040,959

6,910,000	NYS DA (ALIA-PSCH)	5.350	12/01/2035	6,966,800

3,265,000	NYS DA (ALIA-PSCH)	4.800	12/01/2023	3,286,320

150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2027	166,757

70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2030	76,483

70,000	NYS DA (Brooklyn Law School)	5.000	07/01/2029	76,836

150,000	NYS DA (Brooklyn Law School)	5.000	07/01/2028	165,699

1,250,000	NYS DA (Catholic Health System)	4.750	07/01/2039	1,319,688

125,000	NYS DA (Catholic Health System)	5.000	07/01/2032	136,144

300,000	NYS DA (Catholic Health System)	4.750	07/01/2039	316,725

50,000	NYS DA (Culinary Institute of America)	5.000	07/01/2034	54,254

6,425,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2027	7,497,204

3,765,000	NYS DA (FIT/FIT Student Hsg. Corp. Obligated Group)[1]	5.250	07/01/2028	4,387,242

100,000	NYS DA (Fordham University)[1]	5.000	07/01/2030	113,887

750,000	NYS DA (Highland Hospital of Rochester)[1]	5.000	07/01/2026	837,435

750,000	NYS DA (Highland Hospital of Rochester)[1]	5.200	07/01/2032	832,935

705,000	NYS DA (Interagency Council)	7.000	07/01/2035	886,256

250,000	NYS DA (Iona College)	5.000	07/01/2032	269,250

3,200,000	NYS DA (L.I. University)	5.000	09/01/2025	3,573,856

365,000	NYS DA (Manhattan College)[1]	5.300	07/01/2037	388,407

140,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2029	148,711

400,000	NYS DA (New School)[1]	5.000	07/01/2040	449,192

1,000,000	NYS DA (North Shore L.I. Jewish Obligated Group)	5.000	05/01/2039	1,092,750

1,500,000	NYS DA (NYU)	5.000	07/01/2037	1,698,240

1,110,000	NYS DA (NYU)[1]	5.000	07/01/2045	1,265,711

325,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	330,977

20,000,000	NYS DA (Personal Income Tax)[6]	5.000	03/15/2037	21,295,200

340,000	NYS DA (Providence Rest)	5.250	07/01/2025	340,343

1,990,000	NYS DA (Providence Rest)	5.000	07/01/2035	1,989,602

3,525,000	NYS DA (Providence Rest)	5.125	07/01/2030	3,524,930

300,000	NYS DA (Rochester Institute of Technology)[1]	5.000	07/01/2040	339,078

200,000	NYS DA (School District Bond Financing Program), Series C1	7.500	04/01/2039	239,018

360,000	NYS DA (School District Bond Financing Program), Series C1	7.375	10/01/2033	428,900

250,000	NYS DA (School District Bond Financing Program), Series C1	7.250	10/01/2028	296,925

200,000	NYS DA (St. John’s University)	5.000	07/01/2027	230,818

1,955,000	NYS DA (St. John’s University)	5.000	07/01/2030	2,216,599

50,000	NYS DA (St. John’s University)	5.000	07/01/2028	57,237

100,000	NYS DA (St. John’s University)[1]	5.000	07/01/2034	113,448

500,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2035	532,565

18,400,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	19,885,432

20,000,000	NYS DA (State Personal Income Tax Authority)[6]	5.750	03/15/2036	22,890,378

10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2035	11,416,000

31        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$1,000,000	NYS DA (State University Educational Facilities)	5.000%	05/15/2030	$1,159,410

560,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	632,587

1,000,000	NYS DA (The New School)[1]	5.000	07/01/2031	1,098,260

945,000	NYS DA (Yeshiva University)	5.000	09/01/2038	1,066,121

650,000	NYS DA (Yeshiva University)	5.000	11/01/2031	758,284

4,490,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2038	4,491,392

1,110,000	NYS DA (Yeshiva University)[1]	5.000	11/01/2031	1,122,821

20,000	NYS HFA (Affordable Hsg.)[1]	5.450	11/01/2040	20,735

2,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000	11/15/2031	2,270,100

5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	5,800,350

5,000,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250	10/01/2035	5,923,750

5,000,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.500	10/01/2037	6,107,200

5,000,000	NYS Liberty Devel. Corp. (One Bryant Park)[1]	5.125	01/15/2044	5,532,950

1,350,000	NYS Thruway Authority	5.000	01/01/2032	1,532,061

10,175,000	NYS Thruway Authority	5.000	01/01/2037	11,428,662

2,330,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2037	2,455,937

55,000	Onondaga County, NY IDA (Salina Free Library)	5.500	12/01/2022	55,146

2,250,000	Onondaga County, NY Trust Cultural Resource Revenue (Syracuse University)[1]	5.000	12/01/2036	2,564,978

1,615,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.200	07/01/2029	1,725,401

2,345,000	Onondaga, NY Civic Devel Corp. (Onondaga Community College Hsg. Devel. Corp.)[1]	5.000	10/01/2040	2,510,792

1,060,000	Onondaga, NY Civic Devel Corp. (Onondaga Community College Hsg. Devel. Corp.)[1]	5.000	10/01/2030	1,171,533

535,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.250	12/01/2041	594,043

1,810,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375	07/01/2040	1,944,175

2,300,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	2,322,839

5,000,000	Port Authority NY/NJ, 166th Series[1]	5.250	07/15/2036	5,645,650

2,705,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625	06/01/2035	2,705,135

2,000,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750	06/01/2043	2,000,100

305,000	Rensselaer County, NY Water Service Sewer Authority	5.350	09/01/2047	315,648

6,810,000	Rensselaer, NY City School District COP	5.000	06/01/2026	6,919,505

1,200,000	Rensselaer, NY City School District COP	5.000	06/01/2036	1,208,256

50,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.676 [4]	08/15/2060	182,500

53,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.637 [4]	08/15/2050	1,124,130

2,715,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.625	08/15/2035	2,715,136

101,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.252 [4]	08/15/2045	3,731,950

32        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$3,150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750%	08/15/2043	$3,150,158

230,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Saratoga Care Family Health Centers)[1]	5.125	12/01/2027	244,725

1,000,000	Schenectady, NY Metroplex Devel. Authority[1]	5.500	08/01/2033	1,171,860

2,755,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000	10/01/2027	2,919,777

45,000	Sodus Village, NY GO1	5.000	05/15/2032	46,495

45,000	Sodus Village, NY GO1	5.000	05/15/2036	46,517

45,000	Sodus Village, NY GO1	5.000	05/15/2035	46,510

45,000	Sodus Village, NY GO1	5.000	05/15/2037	46,495

45,000	Sodus Village, NY GO1	5.000	05/15/2034	46,510

45,000	Sodus Village, NY GO1	5.000	05/15/2033	46,503

100,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000	09/01/2034	118,059

240,000	St. Lawrence County, NY IDA (Clarkson University)	5.000	09/01/2041	262,841

230,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2031	260,896

815,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2032	921,064

225,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2030	256,012

1,000,000	Suffolk County, NY Economic Devel. Corp. (Peconic Landing at Southold)[1]	6.000	12/01/2040	1,092,750

605,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375	12/01/2040	637,888

95,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500	11/01/2037	96,449

8,515,000	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2036	7,178,826

110,000	Suffolk County, NY IDA (Dowling College)[2]	6.700	12/01/2020	87,991

620,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750	11/01/2036	626,281

700,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.250	06/01/2037	762,706

750,000	Suffolk County, NY Tobacco Asset Securitization Corp.	5.000	06/01/2032	818,228

15,750,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000 [4]	06/01/2048	418,950

6,350,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.625 [8]	06/01/2044	6,370,574

1,390,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	6.000	06/01/2048	1,256,254

7,155,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375	06/01/2028	7,057,549

2,785,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)	5.000	07/01/2038	2,910,325

10,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.125	09/01/2040	11,100,200

6,100,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000	09/01/2030	6,864,757

100,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000	06/01/2040	99,994

60,000	Voorheesville, NY GO	5.000	02/15/2036	61,758

55,000	Voorheesville, NY GO	5.000	02/15/2035	56,604

35,000	Voorheesville, NY GO	5.000	02/15/2026	36,134

33        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

New York (Continued)

$60,000	Voorheesville, NY GO	5.000%	02/15/2037	$61,733

55,000	Voorheesville, NY GO	5.000	02/15/2034	56,604

35,000	Voorheesville, NY GO	5.000	02/15/2025	36,187

35,000	Voorheesville, NY GO	5.000	02/15/2024	36,211

30,000	Voorheesville, NY GO	5.000	02/15/2023	31,070

40,000	Voorheesville, NY GO	5.000	02/15/2029	41,215

40,000	Voorheesville, NY GO	5.000	02/15/2028	41,254

40,000	Voorheesville, NY GO	5.000	02/15/2027	41,284

45,000	Voorheesville, NY GO	5.000	02/15/2030	46,337

45,000	Voorheesville, NY GO	5.000	02/15/2031	46,294

50,000	Voorheesville, NY GO	5.000	02/15/2032	51,445

50,000	Voorheesville, NY GO	5.000	02/15/2033	51,452

7,410,000	Westchester County, NY Healthcare Corp., Series A1	5.000	11/01/2030	8,033,996

3,000,000	Westchester County, NY Healthcare Corp., Series B1	6.125	11/01/2037	3,373,560

90,000	Westchester County, NY Healthcare Corp., Series C-2[1]	6.125	11/01/2037	101,207

3,290,931	Westchester County, NY IDA (EBC White Plains)	8.000 [5]	11/01/2043	3,570,989

3,290,931	Westchester County, NY IDA (EBC White Plains)	8.000 [5]	11/01/2043	3,570,989

3,285,980	Westchester County, NY IDA (EBC White Plains)	8.000 [5]	11/01/2043	3,565,617

2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500 [5]	11/01/2045	2,581,368

2,485,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500 [5]	11/01/2045	2,581,368

2,530,000	Westchester County, NY IDA (Engel Burman at Armonk)	6.500 [5]	11/01/2045	2,628,113

195,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375	08/01/2024	197,324

460,000	Westchester County, NY IDA (Schnurmacher Center)[3]	6.500	11/01/2033	470,005

500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)	5.000	06/01/2030	507,470

300,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2026	300,141

680,000	Yates County, NY IDA (Soldiers & Sailors Memorial Hospital)	6.000	02/01/2041	687,609

950,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2029	1,078,108

4,000,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2041	4,513,040

				921,090,734

U.S. Possessions—20.4%
1,200,000	Guam Government Business Privilege[1]	5.000	01/01/2031	1,320,756

470,000	Guam Power Authority, Series A	5.000	10/01/2030	545,219

260,000	Guam Power Authority, Series A	5.000	10/01/2024	308,305

210,000	Guam Power Authority, Series A	5.000	10/01/2023	250,032

1,510,000	Northern Mariana Islands Commonwealth, Series A3	5.000	10/01/2022	1,466,436

315,000	Northern Mariana Islands Commonwealth, Series A	5.000	06/01/2017	317,170

1,500,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2033	1,030,185

34        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$21,210,000	Puerto Rico Aqueduct & Sewer Authority	6.125%[8]	07/01/2024	$15,357,100

6,280,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2038	4,391,604

945,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	656,888

565,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	388,810

19,500,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	19,499,610

8,555,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	8,555,428

6,300,000	Puerto Rico Children’s Trust Fund (TASC)	7.593 [4]	05/15/2050	539,217

10,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	10,039

21,675,000	Puerto Rico Children’s Trust Fund (TASC)	8.161 [4]	05/15/2055	615,136

8,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2036	5,273,120

2,500,000	Puerto Rico Commonwealth GO	5.375	07/01/2033	1,647,750

1,500,000	Puerto Rico Commonwealth GO	5.625	07/01/2033	992,355

4,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2041	2,611,960

485,000	Puerto Rico Commonwealth GO	5.500	07/01/2018	353,652

6,000,000	Puerto Rico Commonwealth GO	5.250	07/01/2030	3,969,060

1,225,000	Puerto Rico Commonwealth GO	5.125	07/01/2031	804,286

4,595,000	Puerto Rico Commonwealth GO	5.250	07/01/2031	3,028,381

1,980,000	Puerto Rico Commonwealth GO	5.250	07/01/2032	1,302,523

31,225,000	Puerto Rico Commonwealth GO	5.500	07/01/2032	20,656,274

3,120,000	Puerto Rico Commonwealth GO	5.125	07/01/2028	2,071,368

75,000	Puerto Rico Commonwealth GO1	5.000	07/01/2024	73,732

2,000,000	Puerto Rico Commonwealth GO	5.000	07/01/2020	1,378,840

8,425,000	Puerto Rico Electric Power Authority, Series A9	5.000	07/01/2029	5,479,536

2,000,000	Puerto Rico Electric Power Authority, Series A9	5.000	07/01/2042	1,301,400

5,735,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2025	3,728,897

3,410,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2027	2,217,421

3,445,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2022	2,239,698

5,450,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2024	3,543,427

5,000,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2030	3,251,750

2,155,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2031	1,401,634

5,670,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2028	3,687,314

1,945,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2029	1,264,931

1,000,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2027	810,780

3,750,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2026	2,438,363

3,100,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2025	2,015,713

2,535,000	Puerto Rico Electric Power Authority, Series WW9	5.500	07/01/2038	1,649,043

1,685,000	Puerto Rico Electric Power Authority, Series WW9	5.000	07/01/2028	1,095,789

1,825,000	Puerto Rico Electric Power Authority, Series XX9	5.250	07/01/2027	1,186,743

355,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	128,194

2,150,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2030	1,480,597

1,000,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	684,290

5,000	Puerto Rico Highway & Transportation Authority, Series A	5.000	07/01/2038	1,804

7,405,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2030	2,673,279

225,000	Puerto Rico Highway & Transportation Authority, Series N	5.250	07/01/2039	132,010

4,000,000	Puerto Rico Infrastructure	5.000	07/01/2041	1,029,040

15,000,000	Puerto Rico Infrastructure	5.650 [4]	07/01/2029	5,203,050

725,000	Puerto Rico Infrastructure	5.500	07/01/2024	396,046

35        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$4,600,000	Puerto Rico Infrastructure	7.460%[4]	07/01/2030	$ 1,144,848

2,500,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	1,128,975

190,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	161,671

200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2027	175,222

130,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	111,246

1,100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	03/01/2036	907,302

855,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625	07/01/2022	729,580

100,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2031	91,526

4,305,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000	08/01/2022	3,917,120

150,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2042	110,099

1,000,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	683,470

3,150,000	Puerto Rico Public Buildings Authority	7.000	07/01/2025	2,125,683

4,200,000	Puerto Rico Public Buildings Authority	5.000	07/01/2032	2,464,182

810,000	Puerto Rico Public Buildings Authority	5.250	07/01/2029	484,016

4,795,000	Puerto Rico Public Buildings Authority	5.625	07/01/2039	2,860,841

235,000	Puerto Rico Public Buildings Authority	6.000	07/01/2041	142,948

1,400,000	Puerto Rico Public Buildings Authority	6.500	07/01/2030	907,284

3,500,000	Puerto Rico Public Buildings Authority	6.750	07/01/2036	2,265,550

4,055,000	Puerto Rico Public Finance Corp., Series B2	5.500	08/01/2031	669,075

5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	2,128,600

14,995,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250	08/01/2057	9,324,491

410,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2043	172,585

38,120,000	Puerto Rico Sales Tax Financing Corp., Series A	7.865 [4]	08/01/2036	4,126,871

56,965,000	Puerto Rico Sales Tax Financing Corp., Series A	6.580 [4]	08/01/2054	3,885,583

38,580,000	Puerto Rico Sales Tax Financing Corp., Series A	6.287 [4]	08/01/2043	6,635,374

3,635,000	Puerto Rico Sales Tax Financing Corp., Series A	6.660 [4]	08/01/2041	709,443

2,095,000	Puerto Rico Sales Tax Financing Corp., Series A	6.720 [4]	08/01/2045	323,992

25,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.100 [4]	08/01/2044	4,116,000

26,550,000	Puerto Rico Sales Tax Financing Corp., Series C	6.190 [4]	08/01/2038	2,474,991

5,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2040	3,121,050

3,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250	08/01/2041	1,262,730

770,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000 [8]	08/01/2032	308,855

13,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750	08/01/2057	8,278,270

7,450,000	Puerto Rico Sales Tax Financing Corp., Series C	6.500	08/01/2035	3,171,838

1,000,000	University of Puerto Rico	5.000	06/01/2025	444,200

1,700,000	University of Puerto Rico, Series Q	5.000	06/01/2036	741,523

5,925,000	University of Puerto Rico, Series Q	5.000	06/01/2030	2,600,189

				223,363,208

Total Municipal Bonds and Notes (Cost $1,255,608,742)				1,144,453,942

36        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Corporate Bonds and Notes—0.5%

$ 5,305,000	Dowling College, NY, Series 2015 Taxable Revenue Bond[10] (Cost $5,305,000)	7.500%	06/15/2018	$5,333,886

Shares

Common Stocks—0.8%

3,100	CMS Liquidating Trust[10,11] (Cost $9,920,000)			8,832,055

Total Investments, at Value (Cost $1,270,833,742)—105.9%				1,158,619,883

Net Other Assets (Liabilities)—(5.9)				(64,579,426)

Net Assets—100.0%				$1,094,040,457

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Represents the current interest rate for a variable or increasing rate security.

6. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

7. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. Received as a result of a corporate action.

11. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AFMAC	Association for Metroarea Austic Children
ALIA	Alliance of Long Island Agencies
AP	Advantage Planning, Inc.
CCRC	Continuing Care Retirement Community
COP	Certificates of Participation
DA	Dormitory Authority
EBC	Engel Berman Corp.
FIT	Fashion Institute of Technology
GO	General Obligation
HAII	Homes Anew II, Inc.
HC	HASC Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
IACMR&DDA	Inter-Agency Council of Mental Retardation & Development Disabilities Agencies
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island

37        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Abbreviations (Continued)
L&WS	Leake & Watts Services
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
RS	Rivendell School
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UDC	Urban Development Corporation
UNICEF	United Nations Children’s Fund
WS	Woods Services
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

38        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2015

Assets
Investments, at value (cost $1,270,833,742)—see accompanying statement of investments	$1,158,619,883

Cash	329,470

Receivables and other assets:
Interest	16,071,692
Investments sold (including $2,305,203 sold on a when-issued or delayed delivery basis)	6,809,781
Shares of beneficial interest sold	1,010,941
Other	246,586

Total assets	1,183,088,353

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	76,160,000
Payable for borrowings (See Note 9)	10,400,000
Dividends	1,087,712
Shares of beneficial interest redeemed	918,361
Distribution and service plan fees	214,683
Trustees’ compensation	182,381
Shareholder communications	8,606
Interest expense on borrowings	2,119
Other	74,034

Total liabilities	89,047,896

Net Assets	$1,094,040,457

Composition of Net Assets
Par value of shares of beneficial interest	$98,726

Additional paid-in capital	1,314,820,257

Accumulated net investment income	6,706,915

Accumulated net realized loss on investments	(115,371,582)

Net unrealized depreciation on investments	(112,213,859)

Net Assets	$1,094,040,457

39        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $930,256,441 and 83,954,620 shares of beneficial interest outstanding)	$11.08
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.63

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,313,279 and 208,608 shares of beneficial interest outstanding)	$11.09

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $116,022,253 and 10,465,544 shares of beneficial interest outstanding)	$11.09

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $45,448,484 and 4,097,043 shares of beneficial interest outstanding)	$11.09

See accompanying Notes to Financial Statements.

40        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2015

Investment Income
Interest	$71,545,440

Expenses
Management fees	5,402,943

Distribution and service plan fees:
Class A	2,343,849
Class B	26,451
Class C	1,234,221

Transfer and shareholder servicing agent fees:
Class A	975,499
Class B	2,647
Class C	123,438
Class Y	49,257

Shareholder communications:
Class A	21,865
Class B	419
Class C	4,898
Class Y	1,408

Interest expense and fees on short-term floating rate notes issued (See Note 4)	838,980

Borrowing fees	569,630

Trustees’ compensation	17,772

Interest expense on borrowings	6,577

Custodian fees and expenses	6,346

Other	207,360

Total expenses	11,833,560

Net Investment Income	59,711,880

Realized and Unrealized Loss
Net realized loss on investments	(5,625,296)

Net change in unrealized appreciation/depreciation	(10,147,646)

Net Increase in Net Assets Resulting from Operations	$43,938,938

See accompanying Notes to Financial Statements.

41        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014

Operations
Net investment income	$59,711,880	$66,546,840

Net realized loss	(5,625,296)	(913,008)

Net change in unrealized appreciation/depreciation	(10,147,646)	46,645,262

Net increase in net assets resulting from operations	43,938,938	112,279,094

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(52,972,514)	(58,076,639)
Class B	(123,090)	(186,755)
Class C	(5,762,291)	(6,197,551)
Class Y	(2,787,100)	(2,517,310)

	(61,644,995)	(66,978,255)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(49,805,250)	(60,085,753)
Class B	(709,498)	(1,805,857)
Class C	(5,186,835)	(7,371,821)
Class Y	(3,779,549)	(1,248,250)

	(59,481,132)	(70,511,681)

Net Assets
Total decrease	(77,187,189)	(25,210,842)

Beginning of period	1,171,227,646	1,196,438,488

End of period (including accumulated net investment income of $6,706,915 and $9,155,553, respectively)	$1,094,040,457	$1,171,227,646

See accompanying Notes to Financial Statements.

42        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

STATEMENT OF CASHFLOWS For the Year Ended September 30, 2015

Cash Flows from Operating Activities
Net increase in net assets from operations	$43,938,938

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(90,440,300)
Proceeds from disposition of investment securities	178,545,450
Short-term investment securities, net	368,563
Premium amortization	4,355,855
Discount accretion	(8,565,631)
Net realized loss on investments	5,625,296
Net change in unrealized appreciation/depreciation on investments	10,147,646
Change in assets:
Decrease in other assets	567,383
Decrease in interest receivable	1,556,260
Increase in receivable for securities sold	(6,629,781)
Change in liabilities:
Decrease in other liabilities	(30,312)

Net cash provided by operating activities	139,439,367

Cash Flows from Financing Activities
Proceeds from borrowings	68,600,000
Payments on borrowings	(58,200,000)
Payments on short-term floating rate notes issued	(31,840,000)
Proceeds from shares sold	142,374,464
Payments on shares redeemed	(256,166,169)
Cash distributions paid	(10,012,719)

Net cash used in financing activities	(145,244,424)

Net decrease in cash	(5,805,057)

Cash, beginning balance	6,134,527

Cash, ending balance	$329,470

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $51,636,041.
Cash paid for interest on borrowings—$4,458.
Cash paid for interest on short-term floating rate notes issued—$838,980.

See accompanying Notes to Financial Statements.

43        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$11.24	$10.80	$12.22	$11.33	$11.97

Income (loss) from investment operations:
Net investment income[2]	0.59	0.63	0.62	0.66	0.69
Net realized and unrealized gain (loss)	(0.14)	0.45	(1.39)	0.91	(0.61)

Total from investment operations	0.45	1.08	(0.77)	1.57	0.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.61)	(0.64)	(0.65)	(0.68)	(0.72)

Net asset value, end of period	$11.08	$11.24	$10.80	$12.22	$11.33

Total Return, at Net Asset Value[3]	4.07%	10.28%	(6.68)%	14.20%	1.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$930,256	$995,042	$1,016,554	$1,166,115	$998,502

Average net assets (in thousands)	$975,212	$997,908	$1,174,169	$1,072,671	$984,892

Ratios to average net assets:[4]
Net investment income	5.26%	5.78%	5.19%	5.56%	6.31%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.83%	0.80%	0.75%	0.75%	0.77%
Interest and fees from borrowings	0.05%	0.07%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.11%	0.11%	0.14%	0.16%

Total expenses	0.95%	0.98%	0.94%	0.98%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.98%	0.94%	0.97%	1.03%

Portfolio turnover rate	7%	10%	15%	14%	21%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

44        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class B	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$11.25	$10.81	$12.23	$11.33	$11.98

Income (loss) from investment operations:
Net investment income[2]	0.50	0.55	0.51	0.56	0.59
Net realized and unrealized gain (loss)	(0.14)	0.44	(1.40)	0.92	(0.62)

Total from investment operations	0.36	0.99	(0.89)	1.48	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.55)	(0.53)	(0.58)	(0.62)

Net asset value, end of period	$11.09	$11.25	$10.81	$12.23	$11.33

Total Return, at Net Asset Value[3]	3.27%	9.41%	(7.54)%	13.34%	0.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,313	$3,060	$4,738	$9,804	$12,712

Average net assets (in thousands)	$2,643	$3,730	$7,451	$11,225	$13,766

Ratios to average net assets:[4]
Net investment income	4.50%	5.01%	4.22%	4.76%	5.41%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.61%	1.61%	1.66%	1.61%	1.66%
Interest and fees from borrowings	0.05%	0.07%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.11%	0.11%	0.14%	0.16%

Total expenses	1.73%	1.79%	1.85%	1.84%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.79%	1.85%	1.83%	1.92%

Portfolio turnover rate	7%	10%	15%	14%	21%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

45        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$11.25	$10.81	$12.23	$11.33	$11.98

Income (loss) from investment operations:
Net investment income[2]	0.50	0.55	0.53	0.57	0.60
Net realized and unrealized gain (loss)	(0.14)	0.44	(1.40)	0.92	(0.61)

Total from investment operations	0.36	0.99	(0.87)	1.49	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.55)	(0.55)	(0.59)	(0.64)

Net asset value, end of period	$11.09	$11.25	$10.81	$12.23	$11.33

Total Return, at Net Asset Value[3]	3.28%	9.43%	(7.41)%	13.42%	0.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$116,022	$123,105	$125,711	$154,674	$126,880

Average net assets (in thousands)	$123,420	$122,766	$151,268	$139,433	$130,387

Ratios to average net assets:[4]
Net investment income	4.50%	5.01%	4.39%	4.78%	5.53%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.59%	1.57%	1.54%	1.53%	1.55%
Interest and fees from borrowings	0.05%	0.07%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.11%	0.11%	0.14%	0.16%

Total expenses	1.71%	1.75%	1.73%	1.76%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.75%	1.73%	1.75%	1.81%

Portfolio turnover rate	7%	10%	15%	14%	21%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

46        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Class Y	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Period Ended September 30, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$11.25	$10.81	$12.23	$11.34	$10.46

Income (loss) from investment operations:
Net investment income[3]	0.62	0.65	0.65	0.67	0.47
Net realized and unrealized gain (loss)	(0.15)	0.45	(1.40)	0.92	0.91

Total from investment operations	0.47	1.10	(0.75)	1.59	1.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.63)	(0.66)	(0.67)	(0.70)	(0.50)

Net asset value, end of period	$11.09	$11.25	$10.81	$12.23	$11.34

Total Return, at Net Asset Value[4]	4.22%	10.54%	(6.45)%	14.43%	13.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,449	$50,021	$49,435	$39,169	$5,986

Average net assets (in thousands)	$49,242	$41,597	$48,673	$22,893	$4,972

Ratios to average net assets:[5]
Net investment income	5.50%	5.98%	5.39%	5.69%	6.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.59%	0.56%	0.51%	0.53%	0.54%
Interest and fees from borrowings	0.05%	0.07%	0.08%	0.09%	0.10%
Interest and fees on short-term floating rate notes issued[6]	0.07%	0.11%	0.11%	0.14%	0.16%

Total expenses	0.71%	0.74%	0.70%	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.74%	0.70%	0.75%	0.80%

Portfolio turnover rate	7%	10%	15%	14%	21%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from January 31, 2011 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2015

1. Organization

Oppenheimer Rochester AMT-Free New York Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

48        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

49        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$8,606,382	$—	$114,952,763	$112,410,958

1. At period end, the Fund had $114,952,763 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$6,626,486
2017	26,431,288
2018	43,255,092
No expiration	38,639,897

Total	$114,952,763

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$515,523	$515,523

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2015	Year Ended September 30, 2014

Distributions paid from:
Exempt-interest dividends	$ 61,241,260	$ 66,334,807
Ordinary income	403,735	643,448

Total	$ 61,644,995	$ 66,978,255

50        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,194,980,831 [1]

Gross unrealized appreciation	$52,140,999

Gross unrealized depreciation	(164,551,957)

Net unrealized depreciation	$(112,410,958)

1. The Federal tax cost of securities does not include cost of $76,050,010, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

51        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

52        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

53        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$921,090,734	$—	$921,090,734
U.S. Possessions	—	223,363,208	—	223,363,208
Corporate Bond and Note	—	5,333,886	—	5,333,886
Common Stock	—	—	8,832,055	8,832,055

Total Assets	$—	$1,149,787,828	$8,832,055	$1,158,619,883

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase

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4. Investments and Risks (Continued)

price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of

55        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security,

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4. Investments and Risks (Continued)

would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $28,250,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $140,224,233 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $76,160,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 10,000,000	NY Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) Tender Option Bond Series 2015-XF2023 Trust[3]	10.783%	1/15/46	$12,493,000
6,670,000	NYC GO Tender Option Bond Series 2015-XF0013 Trust	15.795	11/15/26	9,308,585
2,750,000	NYC GO Tender Option Bond Series 2015-XF2014 Trust[3]	18.973	3/1/26	4,101,570
3,750,000	NYC GO Tender Option Bond Series 2015-XF2108 Trust	19.984	4/1/36	5,685,300
10,000,000	NYC Transitional Finance Authority Tender Option Bond Series 2015-XF2152 Trust[3]	9.518	1/15/34	11,620,200
6,670,000	NYS DA (Personal Income Tax) Tender Option Bond Series 2015-XF0012 Trust	16.174	9/15/16	9,560,378
10,000,000	NYS DA (Personal Income Tax) Tender Option Bond Series 2015-XF0014 Trust	9.474	9/15/31	11,295,200

				$64,064,233

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial

57        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $76,160,000 or 6.44% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$ 2,305,203

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

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4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$ 13,676,500
Market Value	$8,345,280
Market Value as % of Net Assets	0.76%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $ 36,501,659, representing 3.34% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar

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NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	9,375,079	$105,188,180	12,693,928	$137,280,819
Dividends and/or distributions reinvested	4,052,264	45,349,860	4,544,486	49,622,140
Redeemed	(17,975,443)	(200,343,290)	(22,831,504)	(246,988,712)

Net decrease	(4,548,100)	$(49,805,250)	(5,593,090)	$(60,085,753)

Class B
Sold	21,312	$236,908	8,748	$95,164
Dividends and/or distributions reinvested	8,556	95,871	13,845	150,982
Redeemed	(93,245)	(1,042,277)	(188,880)	(2,052,003)

Net decrease	(63,377)	$(709,498)	(166,287)	$(1,805,857)

Class C
Sold	1,794,765	$20,148,865	2,408,044	$25,985,210
Dividends and/or distributions reinvested	405,130	4,536,158	440,464	4,812,471
Redeemed	(2,678,439)	(29,871,858)	(3,535,411)	(38,169,502)

Net decrease	(478,544)	$(5,186,835)	(686,903)	$(7,371,821)

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6. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount

Class Y
Sold	1,521,675	$17,022,463	2,802,396	$30,555,990
Dividends and/or distributions reinvested	147,654	1,654,152	120,232	1,317,634
Redeemed	(2,016,792)	(22,456,164)	(3,049,979)	(33,121,874)

Net decrease	(347,463)	$(3,779,549)	(127,351)	$(1,248,250)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$90,440,300	$178,545,450

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2014

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Fee Schedule Effective November 1, 2014

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.47% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

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NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	11,244
Accumulated Liability as of September 30, 2015	89,109

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A

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8. Fees and Other Transactions with Affiliates (Continued)

shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

September 30, 2015	$ 102,804	$ 10,333	$ 3,835	$ 7,331

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the

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NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2869% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.04% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.2869%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$2,439,178
Average Daily Interest Rate	0.218%
Fees Paid	$310,814
Interest Paid	$4,458

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits

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9. Borrowings and Other Financing (Continued)

aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$165,977

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the

65        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester AMT-Free New York Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester AMT-Free New York Municipal Fund, including the statement of investments, as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester AMT-Free New York Municipal Fund as of September 30, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 25, 2015

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.35% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

69        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni New York long category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni New York long funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees were lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-

73        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

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Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	(non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEES	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009), Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014 –December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the

77        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

78        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. And OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

82        OPPENHEIMER ROCHESTER AMT-FREE NEW YORK MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0360.001.0915    November 23, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $47,400 in fiscal 2015 and $43,700 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2015 and $2,500 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $185,479 in fiscal 2015 and $1,042,959 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $628,126 in fiscal 2015 and $467,462 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $816,105 in fiscal 2015 and $1,512,921 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT - Free New York Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/17/2015